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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2000



                           HOVNANIAN ENTERPRISES, INC.
                           ---------------------------
               (Exact Name of registrant specified in its charter)

           Delaware                    1-8551                 22-1851059
           --------                    -------                ----------
(State or other Jurisdiction    (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                 Identification No.)

                           10 Highway 35, P.O. Box 500
                           Red Bank, New Jersey 07701
                    (Address of principal executive offices)
                    ----------------------------------------
                         Registrant's telephone number:
                                 (732) 747-7800


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Item 5. OTHER EVENTS

        On December 14, 2000, Hovnanian Enterprises, Inc. (the "Registrant") issued a press release that is attached as an exhibit hereto and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit 99.1                Press Release dated December 14, 2000



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HOVNANIAN ENTERPRISES, INC.
                                     ---------------------------
                                     (Registrant)

                                     By:  /S/ PETER S. REINHART
                                          -----------------------------
                                          Name:   Peter S. Reinhart
                                          Title:  Senior Vice President
                                                  General Counsel


Date:  December 15, 2000





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                                INDEX TO EXHIBITS


Exhibit Number                Exhibit
--------------                -------
Exhibit 99.1                  Press Release dated December 14, 2000



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